Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
The Company is subject to U.S. federal, state and local income taxes and Puerto Rican income taxes with respect to its taxable income, including its allocable share of any taxable income of its subsidiaries, and is taxed at prevailing corporate tax rates. PCIH is a multiple member limited liability company taxed as a partnership and accordingly any taxable income generated by PCIH is passed through to and included in the taxable income of its members, including the Company.
Prior to the close of the Business Combination, the Company was treated as a pass-through entity for tax purposes and no provision, except for certain subsidiaries which are taxed under Subchapter C, was made in the consolidated financial statements for income taxes. The following income tax items for the periods prior to the close of the Business Combination are related to the applicable subsidiary company that is subject to income tax. Following the close of the Business Combination, the Company is taxed as a corporation.
The net loss for the years ended December 31, 2021 and 2020 consisted of the following:

(in thousands)	2021	2020
Jurisdictional earnings:
U.S. losses	$(113,837)	$(72,128)
Foreign income (losses)	(2,886)	1,715

Total losses	(116,723)	(70,413)

Current:
U.S. Federal	—	—
U.S. State and local	(2)	63
Foreign	79	525

Total current tax expense	77	588
Deferred:
U.S. Federal	—	—
U.S. State and local	—	—
Foreign	(63)	63

Total deferred tax (benefit) expense	(63)	63

Total tax expense	$14	$651

The tax effect of temporary differences that give rise to significant portion of the deferred tax assets and deferred tax liabilities consist of the following as of December 31, 2021 and December 31, 2020:

(in thousands)	2021	2020
Deferred tax assets:
Pass-through income (loss)	$315,218	$—
Net operating loss	12,762	—
Stock compensation expense	4,761	—
Interest expense carryforward	3,215	—
Other	323	244

Total gross deferred tax	336,279	244
Valuation allowance	(336,279)	(244)

Net deferred tax assets	—	—
Deferred tax liabilities
Unremitted earnings	—	(63)

Deferred tax liability, net	$—	$(63)

A reconciliation of expected income tax expense at the statutory federal income tax rate of 21% for the years ended December 31, 2021 and 2020 to the Company’s effective income tax rate follows:

	2021	2020
	Percent	Percent
Income tax benefit computed at statutory rate	21.00%	21.00%
Permanent items	13.57%	—%
Net income attributable to noncontrolling interest	(16.09)%	(21.50)%
State benefit, net of federal benefit	2.10%	—%
Valuation allowance	(21.57)%	(0.33)%
Foreign rate differential	0.93%	—%
Other, net	0.05%	(0.06)%

Total tax expense	(0.01)%	(0.89)%

Our effective tax rate for the year ended December 31, 2021 was (0.01)% compared to (0.89)% for the year ended December 31, 2020. The effective tax rate for the periods presented differs from the statutory U.S. tax rate. This is primarily due to the Company’s pass-through entity treatment for tax purposes prior to the close of the Business Combination, including the Company’s establishment of a full valuation allowance which is further discussed below. In addition, for the Company’s taxable subsidiary operations, the effective tax rate differs mainly due to state income taxes and Puerto Rico taxes. The remaining rate differences are immaterial.
Deferred taxes for the applicable subsidiary companies are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences, operating losses and other tax credit carryforwards. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis.
As December 31, 2021, the Company, including its subsidiaries, has approximately $47 million of federal net operating loss carryforwards, and an immaterial
amount of state and foreign net operating loss carryforwards, as well as an immaterial
amount of foreign tax credits carryforward. As a result of the Tax Cut and Jobs Act of 2017, net operating losses generated post 2017 are carried forward indefinitely.
Management continuously assesses the likelihood that it is more likely than not that the deferred tax assets generated will be realized. In making such determinations, all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, and recent financial operations, are considered. In the event that management were to determine that the deferred income tax assets would be realized in the future for an amount not equal to the net recorded amount, the valuation allowance and provision for income taxes would be adjusted.
The Company does not believe it is
more-likely-than-not
all of its deferred tax assets will be realized and has therefore recorded a valuation allowance against its deferred tax assets which as of December 31, 2021 are not expected to be realized. The most significant deferred tax asset relates to the outside basis difference in the partnership which has a full valuation allowance through December 31, 2021.
The Company does not have any unrecognized tax positions (“UTPs”) as of December 31, 2021. While the Company currently does not have any UTPs, it is foreseeable that the calculation of the Company’s tax liabilities may involve dealing with uncertainties in the application of complex tax laws and regulations in multiple jurisdictions across the Company’s operations. ASC 740, “
Income Taxes
”
(“ASC 740”), states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits. Upon identification of a UTP, the Company would (1) record the UTP as a liability in accordance with ASC 740 and (2) adjust these liabilities if/when management’s judgment changes as a result of the evaluation of new information not previously available. Ultimate resolution of UTPs may produce a result that is materially different from a Company’s estimate of the potential liability. In accordance with ASC 740, the Company would reflect these differences as increases or decreases to income tax expense in the period in which new information is available. The Company’s accounting policy under ASC
740-10
is to include interest and penalties accrued on uncertain tax positions as a component of income tax expense in the event a material uncertain tax position is booked in the consolidated financial statements.
The Company files income tax returns in the U.S. with Federal and State and local agencies, and in Puerto Rico. The Company, and its subsidiaries, are subject to U.S. Federal, state and local tax examinations for tax years starting in 2018. In addition, the Puerto Rico subsidiary group is subject to U.S. Federal, state and foreign tax examinations for tax years starting in 2017. The Company does not currently have any ongoing income tax examinations in any of its jurisdictions. The Company has analyzed filing positions in the Federal, State, local and foreign jurisdictions where it is required to file income tax returns for all open tax years and does not believe any tax uncertainties exist.
U.S. federal, state and local, as well as international tax laws and regulations are extremely complex and subject to varying interpretations. On March 27, 2020, the former President signed the Coronavirus Aid, Relief, and Economic Security (CARES) Act into law, which was extended under the Taxpayer Certainty and Disaster Relief Act of 2020, passed on December 27, 2020. Further, on March 11, 2021, President Biden signed the American Rescue Plan Act of 2021 (ARPA). We are not aware of any provision in the CARES Act, ARPA or any other pending tax legislation that would have a material adverse impact on our financial performance.
Tax Receivable Agreement
Upon the completion of the Business Combination, Cano Health, Inc. became a party to the Tax Receivable Agreement (“TRA”). Under the terms of that agreement, Cano Health, Inc. generally will be required to pay to the Seller and to each other person from time to time that becomes a “TRA Party” under the Tax Receivable Agreement, 85% of the tax savings, if any, that Cano Health, Inc. is deemed to realize in certain circumstances as a result of certain tax attributes that exist following the Business Combination and that are created thereafter, including as a result of payments made under the Tax Receivable Agreement. To the extent payments are made pursuant to the Tax Receivable Agreement, Cano Health, Inc. generally will be required to pay to the Sponsor and to each other person from time to time that becomes a “Sponsor Party” under the Tax Receivable Agreement such

Sponsor Party’s proportionate share of, an amount equal to such payments multiplied by a fraction with the numerator 0.15 and the denominator 0.85. The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless Cano Health, Inc. exercises its right to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits under the Tax Receivable Agreement or certain other acceleration events occur. The Tax Receivable Agreement liability is determined and recorded under ASC 450, “
Contingencies
”, as a contingent liability; therefore, we are required to evaluate whether the liability is both probable and the amount can be estimated. Since the Tax Receivable Agreement liability is payable upon cash tax savings and we have determined that positive future taxable income is not probable based on Cano Health, Inc’s historical loss position and other factors that make it difficult to rely on forecasts, we have not recorded the Tax Receivable Agreement liability as of December 31, 2021. We will evaluate this on a quarterly basis which may result in an adjustment in the future.